                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints W. J. Sanders III and Francis P. Barton, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Advanced Micro Devices, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 26, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


             Signature                                     Title                                 Date
-----------------------------------  --------------------------------------------------  --------------------


     /s/ W. J. Sanders III           Chairman of the Board and Chief
-----------------------------------  Executive Officer                                         2/25/00
         W. J. Sanders III


     /s/ Francis P. Barton           Senior Vice President, Chief Financial
-----------------------------------  Officer (Principal Financial Officer)
         Francis P. Barton


     /s/ Friedrich Baur              Director                                                  2/28/00
-----------------------------------
         Friedrich Baur


     /s/ Charles M. Blalack          Director                                                  2/25/00
-----------------------------------
         Charles M. Blalack


     /s/ R. Gene Brown               Director                                                  2/23/00
-----------------------------------
         R. Gene Brown


     /s/ Robert  Palmer              Director                                                  2/29/00
-----------------------------------
         Robert Palmer


     /s/ Richard Previte             Director, Vice Chairman                                   3/1/00
-----------------------------------
         Richard Previte


     /s/ Joe L. Roby                 Director                                                  3/1/00
-----------------------------------
         Joe L. Roby


    /s/ Hector de J. Ruiz            Director,                                                2/24/00
-----------------------------------  President and Chief Operating Officer
        Hector de J. Ruiz